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                                                                    EXHIBIT 10.2
                          UIH AUSTRALIA/PACIFIC, INC.

                                  $45,000,000
                  14% Series C Senior Discount Notes due 2006
                         of UIH Australia/Pacific, Inc.


                               PURCHASE AGREEMENT



                                                              September 16, 1997

DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
277 Park Avenue
New York, New York  10172

Ladies & Gentlemen:

     UIH Australia/Pacific, Inc. (the "Company"), a Colorado corporation, hereby confirms its agreement with you as set forth below.

     1. Issuance of Notes. The Company proposes to issue and sell to Donaldson, Lufkin & Jenrette Securities Corporation (the "Purchaser") $45,000,000 in aggregate principal amount at maturity of the Company's 14% Series C Senior Discount Notes due 2006 (the "Series C Notes"). The Series C Notes will be issued pursuant to the terms of an indenture (the "Indenture") between the Company and Firstar Bank of Minnesota, N.A., as trustee (the "Trustee").

     The Series C Notes will be offered and sold to you pursuant to an exemption from the registration requirements under the Securities Act of 1933, as amended (the "Act"). The Company has prepared disclosure material dated September 16, 1997 (the "Offering Memorandum"), relating to the Company and the Series C Notes.

     Capitalized terms used but not defined herein shall have the meanings assigned to them in the Indenture.

     Upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Act, the Series C Notes (and all securities issued in exchange therefor or in substitution thereof) shall bear the following legend:

     THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THE
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     SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED
     IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS
     OF THE SECURITIES ACT. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE ISSUER THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1)(a) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A,
     (b) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (c) OUTSIDE THE UNITED STATES TO A FOREIGN PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT
     OR (d) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND, IN THE CASE OF CLAUSE (b), (c) OR
     (d), BASED UPON AN OPINION OF COUNSEL IF THE ISSUER SO REQUESTS), (2) TO
     THE ISSUER OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS
     REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OR ANY SECURITY ISSUED IN EXCHANGE FOR OR IN SUBSTITUTION HEREOF OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE.

     You have advised the Company that you will make offers (the "Exempt Resales") of the Series C Notes purchased hereunder on the terms set forth in the Offering Memorandum, as amended or supplemented, solely to persons whom you reasonably believe to be "qualified institutional buyers," as defined in Rule 144A under the Act ("QIBs"). The QIBs that purchase the Series C Notes from the Purchaser in the initial placement thereof are referred to herein as the "Eligible Purchaser." The Purchaser will offer the Series C Notes to such QIBs initially at a price equal to 66.50% of the principal amount at maturity thereof. Such price may be changed by the Purchaser at any time without notice.

     Holders (including subsequent transferees) of the Series C Notes will have the registration rights set forth in the registration rights agreement to be dated the Closing Date (as defined below) between the Company and the Purchaser (the "Registration Rights Agreement") in substantially the form of Exhibit A hereto, for so long as such Series C Notes constitute "Transfer Restricted Securities" (as defined in the Registration Rights Agreement). Pursuant to the Registration Rights Agreement, the Company will agree to file with the Securities and Exchange Commission (the "Commission"), under the circumstances and on the terms set forth therein, (i) a registration statement under the Act (the "Exchange Offer Registration Statement") relating to the 14% Series D Senior Discount Notes due 2006 (the "Exchange Notes" and together with the Series C Notes, the "Securities") to be offered in exchange for the Series C Notes (the "Exchange Offer"), and (ii) a shelf registration statement pursuant to Rule 415 under the Act (the "Shelf Registration Statement") relating to the resale by certain holders of the Series C Notes, and to use its best efforts to cause such Registration Statements to be declared effective. Pursuant to the Registration Rights Agreement, the Company will file a registration statement (the "Registration Statement") for the purpose of registering the Exchange Notes under the Act.

     This Purchase Agreement (this "Agreement"), the Securities, the Indenture, the Registration Rights Agreement and the warrant agreement in the form attached to the Indenture as Exhibit E to the Indenture (the "Warrant Agreement") are hereinafter referred to collectively as the "Transaction Documents."

     2. Agreements to Sell and Purchase. On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to issue and sell to you, and the Purchaser agrees to purchase from the Company

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the Series C Notes. The aggregate purchase price for the Series C Notes shall be
65.17% of their principal amount at maturity (the "Purchase Price").

     3. Delivery and Payment. Delivery to the Purchaser of and payment for the Series C Notes shall be made at 9:00 a.m., New York City time, on September 23, 1997 (the "Closing Date") at the offices of Skadden, Arps, Slate, Meagher & Flom, LLP, 919 Third Avenue, New York, New York 10022, or such other time or place as you and the Company shall designate.

     One or more of the Series C Notes in definitive form, registered in the name of Cede & Co., as nominee of The Depository Trust Company ("DTC"), having an aggregate principal amount corresponding to the aggregate principal amount of the Series C Notes sold pursuant to Exempt Resales to QIBs (collectively, the "Master Note") shall be delivered by the Company to you (or as you direct), against payment by you of the Purchase Price therefor. On the Closing Date, payment shall be made to the Company by wire transfer in immediately available funds to such accounts with such financial institutions as the Company may direct; provided, however, that, in the event that the Purchaser advance to the Company the Purchase Price, but the closing does not take place prior to 1:30 p.m. New York City time on the Closing Date, or such later time as you and the Company shall agree, the Company shall reimburse the Purchaser following the Closing Date for one day's interest for each day (beginning with the Closing Date and either (i) ending on, but not including, the date of the actual closing if it occurs prior to 1:30 p.m. New York City time, or (ii) ending on, and including, the business day immediately following the actual closing if it occurs after 1:30 p.m. New York City time) accrued on the Purchase Price at the Federal funds rate (on the Closing Date), plus 50 basis points. The Master Note and Definitive Securities shall be made available to you for inspection not later than 9:30 a.m. on the business day immediately preceding the Closing Date. The parties hereto agree that in connection with the sale of the Series C Notes, interest on the Series C Notes shall be deemed to commence to accrue on the Closing Date notwithstanding the date of the actual closing hereunder.

     4. Agreements of the Company. The Company agrees with each of you as follows:

     (a) To advise you promptly and, if requested by the Purchaser, confirm such advice in writing, (i) of the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of any of the Series C Notes for offering or sale in any jurisdiction, or the initiation of any proceeding for such purpose by any state securities commission or other regulatory authority, and (ii) of any change in the Company's condition (financial or otherwise), business, prospects, properties, net worth or results of operations, or of the happening of any event that makes any statement of a material fact made in the Offering Memorandum untrue or that requires the making of any additions to or changes in the Offering Memorandum in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. The Company shall use its best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption of any of the Series C Notes under any state securities or Blue Sky laws, and if at any time any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption of any of the Series C Notes under any state securities or Blue Sky laws, the Company shall use its best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

     (b) To furnish you, without charge, with as many copies of the Offering Memorandum, and any amendments or supplements thereto, as you may reasonably request. The Company consents to the use of the Offering Memorandum, and any amendments and supplements thereto, by you in connection with offers or sales of the Series C Notes.

     (c) Not to amend or supplement the Offering Memorandum prior to the Closing Date, unless you shall previously have been advised thereof and shall not have objected thereto after being furnished a copy thereof. The Company shall promptly prepare, upon your request, any amendment or supplement to the Offering Memorandum that may be necessary or advisable in connection with Exempt Resales.

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     (d) If, after the date hereof, any event shall occur as a result of which, in the reasonable judgment of the Company or in the reasonable judgment of either of you or of your counsel, it becomes necessary to amend or supplement the Offering Memorandum in order to make the statements therein, in the light of the circumstances when the Offering Memorandum is delivered to an Eligible Purchaser which is a prospective purchaser, not misleading, or if it is necessary to amend or supplement the Offering Memorandum to comply with applicable law, forthwith to prepare an appropriate amendment or supplement to the Offering Memorandum so that the statements therein as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Offering Memorandum will comply with applicable law.

     (e) To cooperate with you and your counsel in connection with the qualification of the Securities under the securities or Blue Sky laws of such jurisdictions as you may request and to continue such qualification in effect for as long as may be necessary to complete the distribution of the Exempt Resales; provided, however, that the Company shall not be required in connection therewith to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to the service of process in suits or taxation, other than as to matters and transactions relating to the Exempt Resales, in any jurisdiction where it is not now so subject.

     (f) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement becomes effective or is terminated, to pay all costs, expenses, fees and taxes incident to and in connection with: (i) the printing, processing, filing, distribution and delivery of the Offering Memorandum (including, without limitation, financial statements and exhibits) and all amendments and supplements thereto, (ii) the printing, processing, execution, distribution and delivery of this Agreement, the other Transaction Documents, any memoranda describing state securities or Blue Sky laws and all other agreements, memoranda, correspondence and other documents printed, distributed and delivered in connection herewith and with the offer or sale of the Securities, (iii) the issuance and delivery by the Company of the Securities, (iv) the qualification of the Securities for offer and sale under the securities or Blue Sky laws of the several states (including, without limitation, the fees and disbursements of your counsel relating to such registration or qualification and memoranda relating thereto and any filing fees in connection therewith), (v) furnishing such copies of the Offering Memorandum, and all amendments and supplements thereto, as may be reasonably requested for use in connection with Exempt Resales, (vi) the preparation of certificates for the Securities (including, without limitation, printing and engraving thereof),
(vii) the fees, disbursements and expenses of the Company's counsel and accountants, all expenses and listing fees in connection with the application for quotation of the Series C Notes in the National Association of Securities Dealers, Inc. ("NASD") Automated Quotation System - PORTAL ("PORTAL"), (ix) all fees and expenses (including fees and expenses of counsel) of the Company in connection with approval of the Securities by DTC for "book-entry" transfer, (x) the performance by the Company of its other obligations under this Agreement and the other Transaction Documents and (xi) the rating of the Securities by investment rating agencies.

     (g) To use the proceeds from the sale of the Series C Notes in the manner described in the Offering Memorandum under the caption "Use of Proceeds."

     (h) Not to claim voluntarily, and to resist actively any attempts to claim, the benefit of any usury laws against the holders of any Securities.

     (i) To do and perform all things required to be done and performed under this Agreement by it on, prior to, or after the Closing Date and to use its best efforts to satisfy all conditions precedent on its part to the delivery of the Series C Notes.

     (j) Not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Act), other than the Series C Notes, in a manner that would require the registration under the Act of the sale to you or Eligible Purchaser of the Series C Notes.

     (k) For so long as any of the Securities remain outstanding and during any period in which the Company is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to make available to any holder and any prospective purchaser of such Securities from such holder, the information required by Rule 144A(d)(4) under the Act.

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     (l)  Except as otherwise permitted under the Act, it will not, and will not authorize or permit any person acting on its behalf to, solicit any offer to buy or offer to sell the Securities by means of any form of general solicitation or general advertising (as such terms are used in Regulation D under the Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Act.

     (m) To use its best efforts to cause the Exchange Offer to be made on the appropriate form to permit registration of the Series D Notes to be offered in exchange for the Series C Notes and to comply with all applicable Federal and state securities laws in connection with the Exchange Offer.

     (n) To comply with all of its agreements set forth in the Transaction Documents, and all agreements set forth in the representation letter of the Company to DTC relating to the approval of the Series C Notes by DTC for "book-entry" transfer.

     (o) To use its best efforts to effect the inclusion of the Series C Notes in PORTAL.

     (p) During a period of five years following the date of this Agreement, to deliver to each of you promptly upon their becoming available, copies of all current, regular and periodic reports filed by the Company with the Commission or any securities exchange or with any governmental authority succeeding to any of the Commission's functions.

     5. Representations and Warranties. (a) The Company represents and warrants to each of you that:

          (i) The Offering Memorandum has been prepared in connection with the Exempt Resales. The Offering Memorandum does not, and any supplement or amendment thereto, if any, prepared by the Company will not, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that the representations and warranties contained in this paragraph (i) shall not apply to statements in or omissions from the Offering Memorandum (or any supplement or amendment thereto) made in reliance upon and in conformity with information relating to you furnished to the Company in writing by you expressly for use therein. The Company acknowledges for all purposes under this Agreement that the statements set forth in the last paragraph on the cover page, the stabilization legend appearing as the first paragraph on page 2 and in the third full paragraph and the fourth sentence of the fourth paragraph appearing under the caption "Plan of Distribution" in the Offering Memorandum constitute the only written information furnished to the Company by you expressly for use in the Offering Memorandum (or any amendment or supplement thereto) pertaining to any arrangement or agreement with respect to any party other than you. No stop order preventing the use of the Offering Memorandum, or any amendment or supplement thereto, or any order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Act or the applicable laws of any other jurisdiction, has been issued.

          (ii) When the Series C Notes are issued and delivered pursuant to this Agreement, none of the Series C Notes will be of the same class (within the meaning of Rule 144A under the Act) as securities of the Company that are listed on a national securities exchange registered pursuant to the Exchange Act or that are quoted in a United States automated interdealer quotation system.


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          (iii)  Each of (A) the Company, (B) Salstel Media Holdings Pty Limited
     ("SMH") and Salstel Media Investments Pty Limited ("SMI" and together with SMH and each entity in which either SMH or SMI holds a direct or indirect investment in capital stock, debentures or other equity interests, "Salstel") and (C) the corporations in which the Company has a direct or indirect investment (other than (x) Australis Media Limited ("Australis") and (y) Salstel) (the "Corporate Subsidiaries") and (D) UIH-SFCC, L.P. ("SFCC") and UIH-SFCC Holdings, L.P. ("SFCC Holdings," and together with SFCC, the "Partnerships," and together with the Corporate Subsidiaries, the "Subsidiaries") has been duly organized, is validly existing as a corporation or a limited partnership, as the case may be, in good standing under the laws of its respective jurisdiction of formation, has all requisite power and authority to own, lease and operate its assets and properties and to carry on its business as it is currently being conducted and as described in the Offering Memorandum, and is duly qualified and in good standing as a foreign corporation authorized to do business in each jurisdiction or place in which the nature of its business or its ownership, leasing or operation of its respective properties and assets or the conduct of its business requires such qualification.

          (iv) Schedule I hereto is a complete and accurate list of every partnership, corporation or other business enterprise in which the Company has a direct or indirect investment. All of the outstanding capital stock, debentures and other equity interests of each of the Company and each of the Subsidiaries and of Salstel has been duly authorized and validly issued, is fully paid and nonassessable and was not issued in violation of any preemptive or similar rights (whether provided pursuant to any certificate of incorporation, by-laws, memorandum and articles of incorporation, partnership agreement or similar organizational document (each, an "Organizational Document") or contractually) and the Company's indirect or direct ownership interest or investment with respect to each Subsidiary and Salstel and Australis is in all material respects as described in the Offering Memorandum and all such capital stock, debentures or other equity interests are owned by the Company free and clear of any security interest, claim, lien, limitation on voting rights or encumbrance, equities and claims or restrictions on transferability, or the payment of dividends or distributions on such capital stock, debentures or other equity interests, except as set forth in the Offering Memorandum. There are no outstanding subscriptions, rights, warrants, calls, commitments of sale or options to acquire, or instruments convertible into or exchangeable for, any such shares of capital stock, other equity interest or debentures of such Subsidiaries or Salstel, except as disclosed in the Offering Memorandum. The Company holds, directly or indirectly, a majority of the outstanding securities presently entitled to vote for the election of directors of each of CTV and STV and currently has the right to designate five of the six directors of each of CTV and STV.

          (v) The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and each of the other Transaction Documents and, in each case, to consummate the transactions contemplated thereby, including, without limitation, the corporate power and authority to authorize, issue, sell and deliver the Securities as contemplated by this Agreement or, in the case of the Series D Notes, as contemplated by the Registration Rights Agreement, and to perform its obligations hereunder and thereunder.

          (vi) This Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes the valid and legally binding agreement of the Company and is enforceable against the Company in accordance with its terms.

          (vii) The Indenture has been duly and validly authorized by the Company and, when duly executed and delivered by the Company, will be a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms. The Indenture, when executed and delivered, will conform to the summary description thereof in the Offering Memorandum.

          (viii) The Series C Notes have been duly and validly authorized for issuance and sale to you by the Company pursuant to this Agreement and, when issued and authenticated in accordance with the terms of the Indenture and delivered against payment therefor in accordance with the terms hereof, will be valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture. The Series C Notes, when issued, authenticated and delivered, will conform to the description thereof in the Offering Memorandum.


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          (ix)   The Series D Notes have been duly and validly authorized for issuance by the Company, and when issued and authenticated in accordance with the terms of the Indenture and the Registration Rights Agreement will be valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture.

          (x) The Registration Rights Agreement has been duly and validly authorized by the Company and, when duly executed and delivered by the Company, will be the valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms. The Registration Rights Agreement, when executed and delivered, will conform to the description thereof in the Offering Memorandum.

          (xi)   The Warrant Agreement has been duly authorized by the Company.

          (xii) Neither the Company nor Salstel nor any of the Subsidiaries is in violation of its respective Organizational Documents. Neither the Company nor any Subsidiary is in default in the performance of any bond, debenture, note, indenture, mortgage, deed of trust, license or other agreement or instrument to which it is a party or by which it is bound or to which any of its assets or properties is subject, or is in violation of any law, statute, rule, regulation, judgment or court decree applicable to any of them or their respective assets or properties, including, without limitation, the following laws of the Commonwealth of Australia: the Australian Corporations Law, the Broadcasting Services Act, the Telecommunications Act and the Foreign Acquisitions and Takeovers Act and there exists no condition that, with notice, the passage of time or otherwise, would constitute a default under any such document or instrument, except for such defaults or violations as would not individually or in the aggregate be reasonably likely to have a Material Adverse Effect. Each of the Subsidiaries that is incorporated in or was formed in the Commonwealth of Australia or any political subdivision thereof (collectively, the "Australian Subsidiaries") and, to the best knowledge of the Company, Salstel, complies in all material respects with the terms and conditions of all decisions, binding policies, authorizations and licenses announced, rendered, granted or regulated, as the case may be, by the Australian Broadcasting Authority ("ABA"), the Spectrum Management Agency (the "SMA"), the Australian Competition and Consumer Commission (the "ACCC"), the Foreign Investment Review Board (the "FIRB") and the Australian Telecommunications Authority ("AUSTEL"), in each case, with respect to the operation of the businesses of the Company and the Australian Subsidiaries and Salstel, including, without limitation, the Broadcasting Services Act 1992 (the "BSA"), the Radiocommunications Act 1992 (the "RCA"), the Telecommunications Act 1991 (the "TCA"), the Trade Practices Act (the "TPA"), the Australian Foreign Acquisitions and Takeovers Act 1975 (the "FATA") and the regulations, by-laws, orders and binding instructions enacted or issued under the authority of such acts, except for such defaults or noncompliance as would not individually or in the aggregate be reasonably likely to have a Material Adverse Effect. Neither the Company nor any of the Subsidiaries is an "associate" of SMH or SMI; neither the Company nor any of the Subsidiaries has a "substantial interest" in either CTV or STV; the Company, together with all "associates" of the Company, does not have an "aggregate substantial interest" in either CTV or STV, as all such quoted terms are defined in the FATA. No action has been taken or, to the knowledge of the Company, is threatened or contemplated by the Treasurer of Australia with respect to any matter referred to under the caption "Risk Factors--Foreign Acquisitions and Takeovers Act/Investment Company Act Considerations" in the Offering Memorandum.

          (xiii) The SMH/SMI Agreements (as defined in the Offering Memorandum) are legal and validly binding agreements. The Company has taken no action and, to the best knowledge of the Company, Salstel has taken no action and there exist no condition that would cause the SMH/SMI Agreements to become invalid or the Company to lose the benefits thereof, except as described in the Offering Memorandum.

          (xiv) The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents, the issuance and sale of the Securities as contemplated by this Agreement and the Offering Memorandum, and the consummation of the transactions contemplated hereby and thereby will not violate, conflict with or constitute a breach of any of the terms or provisions of, or a default (or an event that with notice or the lapse of time, or both, would constitute a default) under, or require consent under, or result in the imposition of a lien or encumbrance on any assets or properties of the Company or any of the Subsidiaries, or an acceleration of indebtedness pursuant to, (A) the Organizational Documents of the Company or any of the Subsidiaries, (B) any bond, debenture, note, indenture, mortgage, deed of trust, license or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or their property is or may be bound, (C) any law, statute, rule or regulation applicable to the Company, any of the Subsidiaries or any of their assets or properties, or (D) any judgment, order or decree of any court, regulatory body, administrative or other governmental agency, authority or official having jurisdiction over, the Company or any of the Subsidiaries or their assets or properties, except for such conflicts, breaches or violations as would not individually or in the aggregate be reasonably expected to result in a material adverse effect on the condition (financial or otherwise), business, properties, net worth, results of operations or prospects of the Company and the Subsidiaries and Salstel, taken as a whole (a "Material Adverse Effect"). No consent, approval, authorization or order of, or filing, registration, qualification, license or permit of or with, any court or governmental agency, body or administrative agency is required for the execution, delivery and performance of this Agreement and the other Transaction Documents by the Company and the consummation of the transactions contemplated hereby and thereby, except such as have been obtained and made (or, in the case of the Registration Rights Agreement, will be obtained and made under the Act, the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and United States state securities or Blue Sky laws and regulations or such as may be required by the NASD). No consents or waivers from any other person are required for the execution, delivery and performance of this Agreement and the other Transaction Documents by the Company and the consummation of the transactions contemplated hereby and thereby, other than such consents and waivers as have been obtained, or except where the failure to obtain such consents or waivers would not individually or in the aggregate be reasonably expected to have a Material Adverse Effect.

          (xv) There is (A) no legal, regulatory or governmental action, suit or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending or, to the knowledge of the Company, threatened or contemplated to which the Company or any of the Subsidiaries is a party or to which the business or property of the Company or any of the Subsidiaries is subject, (B) no statute, rule, regulation or order that has been enacted, adopted or issued by any governmental agency or that has been proposed by any governmental body, (C) no injunction, restraining order or order of any nature by a federal or state court or foreign court of competent jurisdiction to which the Company or any of the Subsidiaries is subject issued that, in the case of clauses (A), (B) and
     (C) above, (x) might, singly or in the aggregate, result in a Material Adverse Effect, (y) would interfere with or adversely affect the issuance of the Securities or (z) in any manner draw into question the validity of this Agreement or the other Transaction Documents.

          (xvi) No action has been taken and no statute, rule or regulation or order has been enacted, adopted or issued by any governmental agency that prevents the issuance of the Securities; no injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction has been issued that prevents the issuance of the Securities or suspends the sale of the Securities in any jurisdiction referred to in
     Section 4(e) hereof; and no action, suit or proceeding is pending affecting or, to the knowledge of the Company, threatened against the Company or any of the Subsidiaries before any court or arbitrator or any governmental body, agency or official which, if adversely determined, would prohibit, interfere with or adversely affect the issuance or marketability of the Securities or in any manner draw into question the validity of any of the Transaction Documents; and every request of the Company by any securities authority or agency of any jurisdiction for additional information has been complied with in all material respects.

          (xvii) None of the Company or the Subsidiaries has violated any federal, state or local law relating to discrimination in hiring, promotion or pay of employees which might result, singly or in the aggregate, in a Material Adverse Effect.

          (xviii) None of the Company or the Subsidiaries has violated any environmental, safety or similar law or regulation applicable to it or its business or property relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), lacks any permit, license or other approval required of them under applicable Environmental Laws or is violating any term or condition of such permit, license or approval, in each case, which might result, singly or in the aggregate, in a Material Adverse Effect.

          (xix) Each of the Company and the Subsidiaries has (A) good and marketable title to all of the properties and assets described in the Offering Memorandum as owned by it, free and clear of all liens, charges, encumbrances and restrictions, except such as are described in the Offering Memorandum or as would not have a Material Adverse Effect, (B) peaceful and undisturbed possession under all material leases to which it is party as lessee, (C) all licenses (including, without limitation, all microwave multipoint distribution transmission system ("MMDS") and cable transmission and broadcast licenses), certificates, permits, authorizations, approvals, franchises and other rights from, and has made all declarations and filings with, all federal, state and local authorities, all self-regulatory authorities and all courts and other tribunals necessary to engage in the business currently conducted by it in the manner described in the Offering Memorandum (each an "Authorization") and (D) no reason to believe that any governmental body or agency is considering limiting, suspending or revoking any such Authorization, except as described in the Offering Memorandum.
     All such Authorizations are valid and in full force and effect and the Company and each of the Subsidiaries are in compliance in all respects with the terms and conditions of all such Authorizations and with the rules and regulations of the regulatory authorities having jurisdiction with respect thereto and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or result in any other material impairment of the rights of the holder of any such permit; and, except as described in the Offering Memorandum, none of such permits contains any restriction that is materially burdensome to the Company or any of the Subsidiaries. The descriptions contained in the Offering Memorandum of statutes, rules, regulations and other laws applicable to the Company and the Subsidiaries are accurate and complete in all material respects. All leases to which the Company or any of the Subsidiaries is a party are valid and binding and no default has occurred and is continuing thereunder, except such as are described in the Offering Memorandum or such as would not individually or in the aggregate be reasonably expected to have a Material Adverse Effect.

          (xx) Each of the Company and the Subsidiaries owns or possesses all patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names, in each case to the extent disclosed in the Offering Memorandum as being material to the business of the Company or the Subsidiaries (collectively, the "Intellectual Property") to the extent currently employed by it in connection with the businesses now operated by them, and neither the Company nor any of the Subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the Intellectual Property. To the knowledge of the Company, the use of such Intellectual Property in connection with the business and operations of the Company or the Subsidiaries does not infringe on the rights of any person.

          (xxi) All tax returns required to be filed by the Company or any of the Subsidiaries, in all jurisdictions, have been so filed. All taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due or claimed to be due from such entities or that are due and payable have been paid, other than those being contested in good faith and for which adequate reserves have been provided or those currently payable without penalty or interest. Neither the Company nor any of the Subsidiaries knows of any material proposed additional tax assessments against it.

          (xxii) Neither the Company nor any of the Subsidiaries is now or after the sale of the Series C Notes to be sold by the Company hereunder and the application of the proceeds from such sale as described in the Offering Memorandum under the caption "Use of Proceeds" will be (i) an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"), or analogous foreign laws and regulations, or
     (ii) a "holding company" or a "subsidiary company" or an "affiliate" of a holding company within the meaning of the Public Utility Holding Company Act of 1935, as amended, or analogous foreign laws and regulations.

          (xxiii) There are no holders of securities of the Company or any other person who, by reason of the execution by the Company of this Agreement or any other Transaction Document to which it is a party or the consummation of the transactions contemplated hereby and thereby, have the right, which has not been waived, to request or demand that the Company register securities of the Company or any of the Subsidiaries held by them under the Act or analogous foreign laws and regulations. There is no holder of any security of the Company or any other person who has the right, contractual or otherwise, to cause the Company to sell or otherwise issue to it, or to permit it to underwrite the sale of, the Securities or any other securities of the Company covered by the Offering Memorandum.

          (xxiv) The Company and each of the Subsidiaries for which such information is provided in the Offering Memorandum had at the date hereof, an authorized and outstanding capitalization as set forth in the Offering Memorandum. Except as described in the Offering Memorandum, there are no outstanding options, warrants or other rights calling for the issuance of, or any commitment, plan or arrangement to issue, any shares of capital stock of the Company or any Subsidiary or any security convertible into or exchangeable or exercisable for capital stock of the Company or any Subsidiary. Except as disclosed in the Offering Memorandum (or any amendment or supplement thereto), subsequent to the respective dates as of which such information is given in the Offering Memorandum (or any amendment or supplement thereto), neither the Company nor any of the Subsidiaries has incurred any liability or obligation, direct or contingent, or entered into any transaction, not in the ordinary course of business, that is material to the Company and the Subsidiaries taken as a whole, and there has not been any change in the capital stock or material increase in the short-term debt or long-term debt of the Company or any of the Subsidiaries, or any change or any development that has, or that may reasonably be expected to have, a Material Adverse Effect, or any discovery of any change or development that may be reasonably expected to have any such Material Adverse Effect.

          (xxv) Except as disclosed in the Offering Memorandum, there are no mortgages, charges or security arrangements nor any consensual encumbrances or other consensual arrangements which restrict (A) the ability of any Subsidiary to pay dividends or make any other distributions on the shares of capital stock or other equity interests of or on the debentures of such Subsidiary to the Company or to any Subsidiary, (B) the ability of the Company or any of the Subsidiaries to pay any indebtedness owed to the Company or any Subsidiary, (C) the ability of the Company or any of the Subsidiaries to make any loans or advances to, or investments in, the Company or any Subsidiary or (D) the ability of the Company or any of the Subsidiaries to transfer any of its property or assets to the Company or any Subsidiary.

          (xxvi) Neither the Company nor any of the Subsidiaries nor, to the Company's knowledge, any employee, agent, co-investor or partner of the Company or any Subsidiary has made any payment of funds of the Company or any Subsidiary or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Offering Memorandum.

          (xxvii) The Company has complied with all provisions of Florida H.B. 1771 codified as Section 517.075 of the Florida statutes, and all regulations promulgated thereunder, relating to issuers doing business with the Government of Cuba or with any person or any affiliate located in Cuba.

          (xxviii) The Company has no commitments to fund entities that are not direct or indirect subsidiaries of the Company.

          (xxix) Each certificate signed by any officer of the Company on behalf of the Company and delivered to the Purchaser or counsel for the Purchaser at the Closing shall be deemed to be a representation and warranty by the Company to each Purchaser as to the matters covered thereby.

          (xxx) The Company and each of the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (A) transactions are executed in accordance with management's general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets;
     (C) access to assets is permitted only in accordance with management's general or specific authorization and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect thereto.

          (xxxi) The Company and each of the Subsidiaries maintain insurance covering their properties, operations, personnel and businesses. Such insurance insures against such losses and risks as are adequate in accordance with customary industry practice to protect the Company and each of the Subsidiaries and their respective businesses. Neither the Company nor any of the Subsidiaries has received notice from any insurer or agent of such insurer that substantial capital improvements or other expenditures will have to be made in order to continue such insurance. All such insurance is outstanding and duly in force on the date hereof and will be outstanding and duly in force on the Closing Date.

          (xxxii)   None of the Company or the Subsidiaries has (A) taken,
     directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company or any of the Subsidiaries to facilitate the sale or resale of the Securities or (B) since September 8, 1997 (Y) sold, bid for, purchased or paid any person any compensation for soliciting purchases of, the Securities or (Z) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company or any of the Subsidiaries.

          (xxxiii) No registration under the Act of the Series C Notes is required for the sale of the Series C Notes to the Purchaser as contemplated hereby or for Exempt Resales to the Eligible Purchaser, assuming (A) that the persons who buy the Series C Notes in the Exempt Resales are QIBs and (B) the accuracy of the Purchaser's representations regarding the absence of general solicitation in connection with the sale of the Series C Notes to the Purchaser and the Exempt Resales described herein. No form of general solicitation or general advertising was used by the Company or any of its representatives in connection with the offer and sale of any of the Series C Notes or in connection with Exempt Resales, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. No securities of the same class as the Series C Notes have been issued and sold by the Company within the six-month period immediately prior to the date hereof.

          (xxxiv)   The Offering Memorandum, as of its date, and each amendment or supplement thereto, as of its date, contains all the information specified in, and meets the requirements of, Rule 144A(d)(4) under the Act.

          (xxxv) Subsequent to the respective dates as of which information is given in the Offering Memorandum and up to the Closing Date, except as set forth in the Offering Memorandum, none of the Company or the Subsidiaries has incurred any liabilities or obligations, direct or contingent, which are material to the Company and its subsidiaries taken as a whole, nor entered into any transaction not in the ordinary course of business. There has not been, singly or in the aggregate, any material adverse change, or any development which may reasonably be expected to involve a material adverse change, in the properties, business, results of operations, condition (financial or otherwise), affairs or prospects of the Company and its subsidiaries, taken as a whole (a "Material Adverse Change") and there have not been dividends or distributions of any kind declared, paid or made by the Company or any of the Subsidiaries on any class of its capital stock or debentures.

          (xxxvi) Neither the Company nor any agent thereof acting on behalf of it has taken, and none of them will take, any action that might cause this Agreement or the issuance or sale of the Securities to violate Regulation G (12 C.F.R. Part 207), Regulation T (12 C.F.R. Part 220), Regulation U (12 C.F.R. Part 221) or Regulation X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve System or analogous foreign laws and regulations.

          (xxxvii) The accountants Arthur Andersen LLP and Arthur Andersen, each of which has audited certain of the financial statements which are included and summarized in the Offering Memorandum, are independent certified public accountants under Rule 101 of the AICPA's Code of Professional Conduct and its interpretations and rulings. The financial statements, together with related schedules and notes, included in the Offering Memorandum (and any amendment or supplement thereto) present fairly the respective financial positions, results of operations and changes in financial positions of the Company and each Subsidiary, in each case, for which such financial statements are so included, on the basis stated in the Offering Memorandum at the respective dates or for the respective periods to which they apply; such financial statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data included in the Offering Memorandum (and any amendment or supplement thereto) are accurately presented in all material respects and prepared on a basis consistent with such financial statements and the books and records of the Company and the Subsidiaries.

          (xxxviii) Immediately prior to and after the Closing Date, the present fair saleable value of the assets of the Company and its subsidiaries, taken as a whole, will exceed the amount that will be required to be paid on or in respect of the existing debts and other liabilities (including contingent liabilities) of each such person as they become absolute and matured. The assets of the Company, immediately after the Closing Date, will not constitute unreasonably small capital to permit it to carry out its business as conducted or as proposed to be conducted. The Company does not intend to, nor does it believe that it will, incur debts beyond its ability to pay such debts as they mature. Upon the issuance of the Series C Notes, the present fair saleable value of the assets of the Company will exceed the amount that will be required to be paid on or in respect of the existing debts and other liabilities (including contingent liabilities) of the Company as they become absolute and matured. The assets of the Company, upon the issuance of the Series C Notes, will not constitute unreasonably small capital to carry out its business as now conducted, including the capital needs of the Company, taking into account the projected capital requirements and the capital availability of the Company.

          (xxxix) Except as otherwise disclosed in the Offering Memorandum, there are no contracts, agreements or understandings between the Company or any of the Subsidiaries and any person that would give rise to a valid claim against the Company, any of the Subsidiaries or the Purchaser for a brokerage commission, finder's fee or like payment in connection with the issuance, purchase and sale of the Securities.

     The Company acknowledges that the Purchaser and, for purposes of the opinions to be delivered to the Purchaser pursuant to Section 7 hereof, counsel to the Company and counsel to the Purchaser will rely upon the accuracy and truth of the foregoing representations and hereby consents to such reliance.

     (b)  The Purchaser represents and warrants to the Company and agrees that:

          (i) The Purchaser is a QIB, with such knowledge and experience in financial and business matters as are necessary in order to evaluate the merits and risks of an investment in the Series C Notes.

          (ii) The Purchaser (A) is not acquiring the Series C Notes with a view to any distribution thereof that would violate the Act or the securities laws of any state of the United States or any other applicable jurisdiction and (B) will be reoffering and reselling the Series C Notes only to QIBs in reliance on the exemption from the registration requirements of the Act.

          (iii) No form of general solicitation or general advertising has been or will be used by the Purchaser or any of its representatives in connection with the offer and sale of any of the Series C Notes, which would render unavailable to the Company reliance upon the exemption from the registration requirements of the Act afforded by Section 4(2) thereof, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

          (iv) The Purchaser agrees that, in connection with the Exempt Resales, it will solicit offers to buy the Series C Notes only from, and will offer to sell the Series C Notes only to, QIBs. Such Purchaser further agrees (A) that it will offer to sell the Series C

     Notes only to, and will solicit offers to buy the Series C Notes only from, QIBs who in purchasing such Series C Notes will be deemed to have represented and agreed that they are purchasing such Series C Notes for their own accounts or accounts with respect to which they exercise sole investment discretion and that they or such accounts are QIBs, and they are aware that the sale to them is being made in reliance on an exemption from the registration requirements of the Act, and they are acquiring such Series C Notes for investment and not with a view to, or for offer or sale in connection with, any distribution (within the meaning of the Act) or fractionalization thereof or with any intention of reselling the Series C Notes or any part thereof, subject to any requirement of law that the disposition of their property or the property of such investor account or accounts be at all times within their control and subject to their ability to resell such Series C Notes pursuant to Rule 144, 144A, Regulation S or other exemption from registration available under the Act, and (B) that, in the case of such QIBs, such QIBs will be deemed to have acknowledged that the Series C Notes have not been and will not be registered under the Act and may not be sold except as permitted below, and (C) that, in the case of such QIBs, such QIBs will be deemed to have agreed that if they should sell, pledge or otherwise transfer the Series C Notes prior to the third anniversary of the later of the original issuance of the Series C Notes or the sale thereof by any affiliate (within the meaning of Rule 144 under the Act or any successor rule thereto, an "Affiliate") of the Company (computed in accordance with paragraph (d) of Rule 144 under the Act) or if they were at the date of such transfer or during the three months preceding such date of transfer an Affiliate of the Company, they would do so in compliance with any applicable state securities or "Blue Sky" laws and only (v) to the Company, (w) in accordance with Rule 144A (as indicated by the box checked by the transferor on the form of assignment on the reverse of the Series C Notes certificate), (x) pursuant to any exemption from registration in accordance with Regulation S under the Act (as indicated by the box checked by the transferor on the form of assignment on the reverse of the Series C Notes certificate), or (y) any other applicable exemption under the securities laws and (D) that, in the case of such QIBs, such QIBs will be deemed to have acknowledged that they have received the information, if any, requested by them, have had full opportunity to review such information and have received all additional information necessary to verify such information and that they (I) are able to fend for themselves in the transactions contemplated by the Offering Memorandum, (II) have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of their prospective investment in the Securities and (III) have the ability to bear the economic risks of their prospective investment and can afford the complete loss of such investment.

          (v) Such Purchaser also understands that the Company and, for purposes of the opinions to be delivered to you pursuant to Section 7 hereof, counsel to the Company and counsel to the Purchaser will rely upon the accuracy and truth of the foregoing representations and hereby consents to such reliance.

     6.   Indemnification.

     (a) The Company agrees to indemnify and hold harmless (i) the Purchaser and (ii) each person if any, who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) the Purchaser (any of the persons referred to in this clause (ii) being hereinafter referred to as a "controlling person"), and (iii) the respective officers, directors, partners, employees, representatives and agents of the Purchaser or any controlling person (any person referred to in clause (i), (ii), or (iii) may hereinafter be referred to as an "Indemnified Person") to the fullest extent lawful, from and against any and all losses, claims, damages, liabilities, judgments, actions and expenses (including, without limitation and as incurred, reimbursement of all reasonable costs of investigating, preparing, pursuing or defending any claim or action, or any investigation or proceeding by any governmental agency or body, commenced or threatened, including the reasonable fees and expenses of counsel to any Indemnified Person) directly or indirectly caused by, related to, based upon, arising out of or in connection with any untrue statement or alleged untrue statement of a material fact contained in the Offering Memorandum (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses are caused by any such untrue statement or omission or alleged untrue statement or omission that is made in reliance upon and in conformity with information relating to such Purchaser furnished in writing to the Company by the Purchaser expressly for use therein. The foregoing indemnity agreement shall be in addition to any liability which the Company may otherwise have.

     (b) If any action, suit or proceeding (including any governmental investigation) shall be brought against any Indemnified Person with respect to which indemnity may be sought against the Company, such Indemnified Person shall promptly notify the Company in writing (provided, that the failure to give such notice shall not relieve the Company of its obligations pursuant to this Agreement) and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Person and payment of all fees and expenses. Any Indemnified Person shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person, unless (i) the employment of such counsel shall have been specifically authorized in writing by the Company, (ii) the Company shall have failed to assume the defense and employ counsel or (iii) the named parties to any such action (including any impleaded parties) include both such Indemnified Person and the Company and such Indemnified Person shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Company, in which case the Company shall not have the right to assume the defense of such action on behalf of such Indemnified Person, it being understood, however, that the Company shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all such Indemnified Persons, which firm shall be designated in writing by Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ"). The Company shall not be liable for any settlement of any such action effected without its written consent but if settled with the written consent of the Company, the Company agrees to indemnify and hold harmless any Indemnified Person from and against any loss or liability by reason of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

     (c) The Purchaser agrees to indemnify and hold harmless the Company, its directors, officers and any person controlling the Company within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Indemnified Person but only with reference to information relating to such Indemnified Person furnished in writing by or on behalf of such Indemnified Person expressly for use in the Offering Memorandum. In case any action shall be brought against the Company, any of its directors, any such officer or any person controlling the Company based on the Offering Memorandum and in respect of which indemnity may be sought against any Purchaser, the Purchaser shall have the rights and duties given to the Company (except that if the Company shall have assumed the defense thereof, such Purchaser shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Purchaser), and the Company, its directors, any such officers and any person controlling the Company shall have the rights and duties given to the Purchaser, by Section 6(b) hereof.

     (d) If the indemnification provided for in this Section 6 is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Purchaser on the other hand from the offering of the Series C Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Purchaser on the other hand in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Purchaser on the other hand shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company, and the total discounts received by the Purchaser, bear to the total price to investors of the Series C Notes.The relative fault of the Company on the one hand and the Purchaser on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Company on the one hand or the Purchaser on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Company and the Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6, the Purchaser (or related Indemnified Person) shall not be required to contribute any amount in excess of the amount by which the total discounts received by it in connection with the sale of the Series C Notes pursuant to this Agreement exceeds the amount of any damages which the Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     (e) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this
Section 6 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 6 and the representations and warranties of the Company and of the Purchaser set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of the Purchaser or any person controlling such Purchaser, the Company, its directors or officers, or any person controlling the Company, (ii) acceptance of any Series C Notes and payment therefor hereunder, and (iii) any termination of this Agreement. A successor to the Purchaser or any person controlling the Purchaser, or to the Company, its directors or officers, or any person controlling the Company, shall be entitled to the benefits of the indemnity, contribution, and reimbursement agreements contained in this Section 6.

     7. Conditions of Purchaser's Obligations. The obligations of the Purchaser under this Agreement are subject to the satisfaction of each of the following conditions:

     (a) All of the representations and warranties of the Company contained in this Agreement shall be true and correct on the date hereof and on the Closing Date with the same force and effect as if made on and as of the date hereof and the Closing Date, respectively. The Company shall have performed or complied with all of the agreements herein contained and required to be performed or complied with by it at or prior to the Closing Date.

     (b) The Offering Memorandum shall have been printed and copies distributed to the Purchaser not later than 10:00 a.m. New York City time on the date of this Agreement or at such later date and time as to which you may agree, and no stop order suspending the qualification or exemption from qualification of any of the Series C Notes in any jurisdiction shall have been issued and no proceeding for that purpose shall have been commenced or shall be pending or threatened.

     (c) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency which would, as of the Closing Date, prevent the issuance or sale of any of the Series C Notes; no action, suit or proceeding shall be pending against or affecting or, to the knowledge of the

Company, threatened against, the Company or any of the Subsidiaries or Salstel before any court or arbitrator or any governmental body, agency or official that, if adversely determined, would prohibit, interfere with or adversely affect the issuance or sale of the Series Notes or would have a Material Adverse Effect or in any manner draw into question the validity of any of the Transaction Documents; and no stop order, injunction, restraining order, or order of any nature preventing the use of the Offering Memorandum, or any amendment or supplement thereto, or any order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Act shall have been issued.

     (d) Since the dates as of which information is given in the Offering Memorandum, (i) there shall not have been any material change, or any development that is reasonably likely to result in a material change, in the capital stock or the long-term debt, or material increase in the short-term debt, of the Company or any of the Subsidiaries or Salstel from that set forth in the Offering Memorandum, (ii) no dividend or distribution of any kind shall have been declared, paid or made by the Company or any of the Subsidiaries or Salstel on any class of its capital stock, and (iii) neither the Company nor any of the Subsidiaries nor Salstel shall have incurred any liabilities or obligations, direct or contingent, that are material, individually or in the aggregate, to the Company and its Subsidiaries and Salstel taken as a whole, and that are required to be disclosed on a balance sheet in accordance with generally accepted accounting principles and are not disclosed on the latest balance sheet included in the Offering Memorandum. Since the date hereof and since the dates as of which information is given in the Offering Memorandum, there shall not have been any Material Adverse Change.

     (e) You shall have received certificates, dated the Closing Date, signed by (i) the President or any Vice President and (ii) a principal financial or accounting officer of the Company confirming, as of the Closing Date, the matters set forth in paragraphs (a), (b), (c) and (d) of this Section 7.

     (f) You shall have received on the Closing Date an opinion (satisfactory to you and your counsel), dated the Closing Date, of Holme Roberts & Owen LLP, United States counsel for the Company, to the effect that:

          (i) Each of the Company and each of the corporate Subsidiaries incorporated in the United States (collectively, the "U.S. Corporate Subsidiaries") has been duly organized and is validly existing as a corporation in good standing under the laws of Colorado, has all requisite power and authority to own, lease and operate its assets and properties and to carry on its business as it is currently being conducted and as described in the Offering Memorandum and each of UIH-SFCC, L.P. and UIH-SFCC Holdings, L.P. (the "Partnerships" and, together with the U.S. Corporate Subsidiaries, the "U.S. Subsidiaries") has been duly formed and is validly existing as a limited partnership under the laws of Colorado and has the requisite power and authority to own, lease and operate its assets and properties and to carry on its business as it is currently being conducted and as described in the Offering Memorandum, and is duly qualified and in good standing as a foreign corporation authorized to do business in each jurisdiction or place in which the ownership, leasing and operation of its property and the conduct of its business requires such qualification, except where failure to be so qualified would not individually or in the aggregate be reasonably likely to have a Material Adverse Effect.

          (ii) All the outstanding shares of capital stock or other equity interest of each of the U.S. Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights (whether provided pursuant to Organizational Documents or, to the best knowledge of such counsel, after due inquiry, contractually), and, except as set forth in the Offering Memorandum, are owned by the Company directly, or indirectly through one of the U.S. Subsidiaries, free and clear, to the best knowledge of such counsel after due inquiry, of any security interest, lien, adverse claim, equity or other encumbrance.

          (iii) The authorized and outstanding capital stock of the Company is as set forth in the balance sheet at June 30, 1997 included in the Offering Memorandum; and the Company's ownership interest with respect to each of the U.S. Subsidiaries is as described in the Offering Memorandum. All of the outstanding shares of capital stock of the Company have been duly authorized and validly issued, and are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights (whether pursuant to the Company's Organizational Documents or, to the best knowledge of such counsel, after due inquiry, contractually). The capital stock of the Company conforms as to legal matters in all material respects to the description thereof in the Offering Memorandum.

          (iv) The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under each of the Transaction Documents and to consummate the transactions contemplated thereby, including, without limitation, with the corporate power and authority to issue, sell and deliver the Securities as contemplated by this Agreement and to perform its obligations hereunder and thereunder.

          (v) The Company has duly and validly authorized, executed and delivered this Agreement, and this Agreement is enforceable against the Company in accordance with its terms, except as enforcement of rights to indemnity and contribution hereunder may be limited by federal or state securities laws or principles of public policy and subject to the qualification that the enforceability of the Company's obligations hereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and by general equitable principles. This Agreement conforms as to legal matters in all material respects to the summary description thereof in the Offering Memorandum.

          (vi) The Company has duly and validly authorized, executed and delivered the Indenture and (assuming the due authorization, execution and delivery thereof by the Trustee) the Indenture is the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except (A) as such enforcement may be limited by
     (y) bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium or similar laws affecting creditors' rights and remedies generally, or (z) general principles of equity, regardless of whether enforcement is sought in a proceeding at law or in equity, and (B) to the extent that a waiver of rights under any usury laws may be unenforceable. The Indenture conforms as to legal matters in all material respects to the summary description thereof in the Offering Memorandum.

          (vii) The Series C Notes have been duly and validly authorized for issuance and sale to you by the Company pursuant to this Agreement and, when issued and authenticated in accordance with the terms of the Indenture and delivered against payment therefor in accordance with the terms hereof, will be the valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture, except (A) as such enforcement may be limited by (y) bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium or similar laws affecting creditors' rights and remedies generally, or (z) general principles of equity, regardless of whether enforcement is sought in a proceeding at law or in equity, and (B) to the extent that a waiver of rights under any usury laws may be unenforceable. The Series C Notes, when issued, authenticated and delivered, will conform as to legal matters in all material respects to the summary description thereof in the Offering Memorandum.

          (viii) The Series D Notes have been duly and validly authorized for issuance by the Company and, when issued and authenticated in accordance with the terms of the Indenture and the Registration Rights Agreement, will be valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture, except (A) as such enforcement may be limited by
     (y) bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium or similar laws affecting creditors' rights and remedies generally, or (z) general principles of equity, regardless of whether enforcement is sought in a proceeding at law or in equity, and (B) to the extent that a waiver of rights under any usury laws may be unenforceable.

          (ix) The Registration Rights Agreement has been duly and validly authorized, executed and delivered by the Company, and is a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except (A) as such enforcement may be limited by (y) bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium or similar laws affecting creditors' rights and remedies generally and (z) general principles of equity, regardless of whether enforcement is sought in a proceeding at law or in equity and (B) such counsel need express no opinion as to the enforceability of the indemnification or contribution provisions contained in Section 7 of the Registration Rights Agreement. The Registration Rights Agreement conforms, as to legal matters, in all material respects to the summary description thereof in the Offering Memorandum.

          (x) The Warrant Agreement has been duly and validly authorized by the Company. The Warrant Agreement conforms as to legal matters in all material respects to the summary description thereof in the Offering Memorandum.

          (xi) When the Series C Notes are issued and delivered pursuant to this Agreement, none of the Series C Notes will be of the same class (within the meaning of Rule 144A under the Act) as securities of the Company that are listed on a national securities exchange registered under
     Section 6 of the Exchange Act or that are quoted in a United States automated inter-dealer quotation system.

          (xii) Neither the Company nor any of the U.S. Subsidiaries is in violation of its respective Organizational Documents, or to the best of such counsel's knowledge after reasonable inquiry, is in material default in the performance of any obligation, agreement or condition contained in any permit or any bond, debenture, note or other evidence of indebtedness, except as disclosed in the Offering Memorandum.

          (xiii) Registration of the Series C Notes under the Act or qualification of the Indenture under the Trust Indenture Act of 1939, as amended, is not required in connection with the offer, sale and delivery of the Series C Notes to the Purchaser or the initial placement of the Series C Notes by the Purchaser pursuant to the terms of this Agreement, it being understood that in rendering this opinion such counsel may assume the accuracy of the representations of the Purchaser and the Company contained herein and that the offer, sale and delivery of the Series C Notes have been made as contemplated by this Agreement and the Offering Memorandum.

          (xiv) The execution, delivery and performance by the Company of each of the Transaction Documents, the issuance and sale of the Securities, and the consummation of the transactions contemplated hereby and thereby, will not violate, conflict with or constitute a breach of any of the terms or provisions of, or a default (or an event that with notice or the lapse of time, or both, would constitute a default) under, or require consent under, or result in the imposition of a lien or encumbrance on any assets or properties of the Company or any of its subsidiaries, or an acceleration of indebtedness pursuant to, (A) the Organizational Documents of the Company or any of its subsidiaries, (B) any bond, debenture, note, indenture, mortgage, deed of trust, license or other agreement or instrument, known to such counsel after reasonable inquiry, to which the Company or any of its subsidiaries is a party or by which any of them or their property is or may be bound, (C) any U.S. law, statute, rule or regulation applicable to the Company, any of the U.S. Subsidiaries or any of their assets or properties, or (D) any judgment, order or decree of any U.S. court or governmental agency or U.S. authority, known to such counsel after reasonable inquiry, having jurisdiction over the Company, any of the U.S. Subsidiaries or their assets or properties, except such conflicts or violations as would not individually or in the aggregate be reasonably expected to have a Material Adverse Effect. No consent, approval, authorization or order of, or filing, registration, qualification, license or permit of or with, any court or governmental agency, body or administrative agency in the United States is required for the execution, delivery and performance of this Agreement or the other Transaction Documents, except (subject to clause
     (xiii) above) such as have been obtained prior to the date hereof (or, in the case of the Registration Rights Agreement, are planned to be obtained or made under the Act, the Trust Indenture Act and state securities or Blue Sky laws and regulations or such as may be required by the NASD). In rendering the opinions required in this clause (xiv), such counsel may rely on the accuracy of the representations of the Purchaser and the Company contained in this Agreement. No consents or waivers from any other person are required for the execution, delivery and performance of this Agreement and the other Transaction Documents and the consummation of the transactions contemplated hereby and thereby, other than such consents and waivers as have been obtained, or except where the failure to obtain such consents or waivers would not individually or in the aggregate be reasonably expected to have a Material Adverse Effect.

          (xv) To the best knowledge of such counsel, after reasonable inquiry, no action has been taken and no statute, rule or regulation or order has been enacted, adopted or issued by any U.S. governmental agency that prevents the issuance of the Securities, no injunction, restraining order or order of any nature by a United States federal or state court of competent jurisdiction has been issued that prevents the issuance of the Securities and no action, suit or proceeding is pending against or affecting or threatened against the Company or any of the U.S. Subsidiaries before any court or arbitrator or any governmental body, agency or official which, if adversely determined, would prohibit, interfere with or adversely affect the issuance or marketability of the Securities or in any manner draw into question the validity of any Transaction Document.

          (xvi) To the best knowledge of such counsel after reasonable inquiry, neither the Company nor any of the U.S. Subsidiaries is in violation of any law, ordinance, administrative or other governmental rule or regulation applicable to the Company or any of the U.S. Subsidiaries or of any decree of any court or governmental agency or body having jurisdiction over the Company or any of the U.S. Subsidiaries, except for such violations as would not individually or in the aggregate be reasonably likely to have a Material Adverse Effect.

          (xvii) Neither the Company nor any of its subsidiaries is now, nor, after the sale of Series C Notes to be sold by it hereunder and the application of the proceeds from such sales as described in the Offering Memorandum under the caption "Use of Proceeds," will they be (i) an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act, or (ii) a "holding company" or a "subsidiary company" or an "affiliate" of a holding company within the meaning of the Public Utility Holding Company Act of 1935, as amended.

          (xviii) The statements in the Offering Memorandum, insofar as they are descriptions of contracts, agreements or other legal documents, or refer to statements of law or legal conclusions, are accurate and complete in all material respects and present fairly the information required to be shown, to the extent governed by the laws of jurisdictions on which such counsel expresses an opinion.

          (xix) There is (A) to the knowledge of such counsel, after reasonable inquiry, no legal, regulatory or governmental action, suit or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending or, to the knowledge of such counsel, threatened or contemplated to which the Company or any of the U.S. Subsidiaries is a party or to which the business or property of the Company or any of the U.S. Subsidiaries is subject, (B) no law, statute, rule, regulation or order that has been enacted, adopted or issued by any governmental agency or that has been proposed by any governmental body, to the extent governed by the laws of jurisdictions on which such counsel expresses an opinion, (C) to the knowledge of such counsel, after reasonable inquiry, no injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction to which the Company or any of the U.S. Subsidiaries is subject issued that, in the case of clauses (A), (B) and (C) above, (x) might, singly or in the aggregate, result in a Material Adverse Effect, (y) would interfere with or adversely affect the issuance of the Securities or (z) in any manner draw into question the validity of this Agreement or the other Transaction Documents.

          (xx) To the best knowledge of such counsel, there are no holders of securities of the Company who, by reason of the execution by the Company of this Agreement or any other Transaction Document or the consummation of the transactions contemplated hereby or thereby, have the right to request or demand that the Company register under the act or analogous foreign laws and regulations securities held by them.

          (xxi) Prior to the consummation of the Exchange Offer or the effectiveness of the Shelf Registration Statement, the Indenture is not required to be qualified under the Trust Indenture Act.

          (xxii) The Offering Memorandum, as of its date, and each amendment or supplement thereto, if any, as of its date (except for the financial statements, including the notes thereto, and supporting schedules and other financial, statistical, and accounting data included therein or omitted therefrom, as to which no opinion need be expressed), contains all the information specified in, and meeting all the requirements of, Rule 144A(d)(4) under the Act.

          (xxiii) To the best knowledge of such counsel after reasonable inquiry, except as described in the Offering Memorandum, there are no outstanding options, warrants or other rights calling for the issuance of, and such counsel does not know of any commitment, plan or arrangement to issue, any shares of capital stock of the Company or any security convertible into or exchangeable or exercisable for capital stock of the Company.

          (xxiv) To the best knowledge of such counsel after reasonable inquiry, except as described in the Offering Memorandum, there is no holder of any security of the Company or any other person (other than the Purchaser) who has the right, contractual or otherwise, to cause the Company to sell or otherwise issue to them, or to permit them to underwrite the sale of, the Securities or the right to have any other securities of the Company included in the Offering Memorandum or the right to require registration under the Act of any securities of the Company.

          (xxv) The issuance and sale of the Securities pursuant to the terms of this Agreement will not violate Regulation G (12 C.F.R. Part 207), Regulation T (12 C.F.R. Part 220), Regulation U (12 C.F.R. Part 221) or Regulation X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve System.

          (xxvi) The statements in the Offering Memorandum under the headings "Risk Factors--International Tax Risks," "--Original Issue Discount Consequences," and "Exchange Offer; Registration Rights" (second paragraph), insofar as they constitute statements of law or legal conclusions are accurate in all material respects.

     In addition, such counsel shall state that it has generally reviewed and discussed with certain officers and other representatives of the Company, representatives of the independent public accountants for the Company, your representatives and your counsel the preparation of the Offering Memorandum and the statements contained therein and, although such counsel has not independently verified the accuracy, completeness or fairness of such statements (except as indicated above), such counsel advises you that, on the basis of the foregoing, no facts came to its attention that caused it to believe that the Offering Memorandum (as amended or supplemented, if applicable) as of the date of the Offering Memorandum or at the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Without limiting the foregoing, such counsel may further state that they assume no responsibility for, and have not independently verified, the accuracy, completeness or fairness of, and express no view as to, the financial statements, notes and schedules and other financial or statistical data included in the Offering Memorandum.

     The opinions of such counsel described in this subsection shall be rendered to you at the request of the Company and shall so state therein. In rendering such opinions, such counsel may rely (A) as to matters involving the application of the laws of Australia and New Zealand, upon the opinions of Freehill, Hollingdale & Page, Australian counsel to the Company and Simpson Grierson, New Zealand counsel to the Company (which opinions shall be addressed to the Purchaser and shall be dated and furnished to the Purchaser at the Closing Time and shall be satisfactory in form and substance to counsel for the Purchaser), and (B) as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company and public officials.

     (g) You shall have received on the Closing Date opinions (in form and substance satisfactory to you and your counsel) dated the Closing Date, of Freehill, Holdingdale & Page, Australian counsel to the Company, (A) reaffirming as of the Closing Date the matters set forth in that certain opinion of such firm dated April 11, 1996 addressed to you and (B) a further opinion to the effect that:

          (i) Each of the Subsidiaries incorporated in Australia (the "Australian Subsidiaries") and Salstel is a company duly incorporated and validly existing under the laws of its jurisdiction of incorporation and is not in liquidation.

          (ii) Each of the Australian Subsidiaries and Salstel has the corporate power to own, lease and operate assets and property and to conduct its business as described in the Offering Memorandum.

          (iii) All of the issued shares and debentures in each of the Australian Subsidiaries and Salstel have been duly authorized, validly issued and are fully paid as to par and premium and the holders of such shares and debentures are not liable to make further contributions in respect of such shares and debentures and such shares or debentures were not issued in violation of any pre-emptive or similar rights whether pursuant to any Organizational Document or contractually.

          (iv) All of the issued shares and debentures in each of the Australian Subsidiaries and Salstel are owned beneficially and of record in the percentages of each such Australian Subsidiaries' and Salstel's total capital stock and debentures set out in the Offering Memorandum, free of all liens, encumbrances, equities, limitations on voting rights and claims or restrictions on transferability or payment of dividends or distributions upon declaration thereof and provision therefor or upon liquidation or winding up.

          (v) The Australian Subsidiaries have the material permits necessary to conduct their businesses as subscription television broadcasters in the manner described in the Offering Memorandum, each holder of a Broadcasting License or MDS License (or both) has performed its material obligations under the Broadcasting Licenses or MDS Licenses (or both) and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination of the Broadcasting Licenses or the MDS Licenses and each Broadcasting License and MDS License is valid and in full force and effect and such Broadcasting Licenses and MDS Licenses together constitute all of the material permits, licences or authorization required by any governmental body in Australia to conduct such business as so described.

          (vi) Other than as set forth in the Offering Memorandum there are no legal, regulatory or governmental proceedings pending or threatened to which any of the Australian Subsidiaries is a party or to which the assets of the Australian Subsidiaries are subject which, individually or in aggregate, could reasonably be expected to have a Material Adverse Effect.

          (vii) Other than as set forth in the Offering Memorandum none of the Australian Subsidiaries is in a breach or violation of any of the terms or provisions of, or in default under (A) any material contract, (B) its Organizational Documents, or (C) the provisions of the Corporations Law, the BSA, the FATA or any binding rule or regulation promulgated thereunder and the Organizational Documents will not cause any of the Australian Subsidiaries to be in violation or breach of or conflict with (A) any existing agreements to which an Australian Subsidiary is a party and of which we are aware, and (B) the provisions of the Corporations Law, the BSA or FATA, or any binding rule or regulation promulgated thereunder.

          (viii) Each Australian Subsidiary is the lessee or sublessee (as the case may be) of the premises under each material lease and such Subsidiary's rights under such leases are free and clear of encumbrances and restrictions, except for such encumbrances or restrictions as would not individually or in the aggregate be reasonably likely to have a Material Adverse Effect and is entitled, subject to the rights of the lessor under the relevant lease to occupy and have quiet enjoyment of the premises the subject of the lease.

          (ix) The statements set out in the Offering Memorandum under the headings (A) "Risk Factors--Government Regulations; License Renewal" (second and third paragraphs), (B) "Risk Factors--Foreign Acquisitions and Takeovers Act/Investment Company Act Considerations," (C) "Regulations-- Australia," (D) "Corporate Organizational Structure--Austar," insofar as such statements constitute a summary of statutes, rules, regulations or legal matters provide a fair and accurate summary of such matter.

     In rendering such opinion, such counsel may rely (A) as to matters involving the application of the federal laws of the United States and the laws of the State of Colorado, upon the opinion of Holme Roberts & Owen, LLP, United States counsel to the Company (which opinion shall be addressed to the Purchaser and shall be dated and furnished to the Purchaser at the Closing Time and shall be satisfactory in form and substance to counsel for the Purchaser) and (B) as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company and the Subsidiaries and public officials.

     (h) You shall have received on the Closing Date an opinion (in form and substance satisfactory to you and your counsel) dated the Closing Date, of Simpson Grierson, New Zealand counsel to the Company to the effect that:

          (i) Each of the Subsidiaries incorporated in New Zealand (the "New Zealand Subsidiaries") has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, has all requisite corporate power and authority to own, lease and operate its assets and properties and conduct its business as it is currently being conducted and as described in the Offering Memorandum.

          (ii) Each of the New Zealand Subsidiaries is duly qualified and in good standing as a foreign corporation authorized under the laws of all New Zealand jurisdictions where the ownership, leasing and operation of its respective properties and assets or the conduct of its respective business requires such qualification.

          (iii) All of the outstanding capital stock of each of the New Zealand Subsidiaries has been duly authorized and validly issued, is fully paid and nonassessable and was not issued in violation of any preemptive or similar rights (whether provided pursuant to any Organizational Document or, to such counsel's knowledge, contractually) and the outstanding shares of the capital stock owned by UIHNZ of the New Zealand Subsidiaries are owned beneficially and of record by UIHNZ in the percentages of each such Subsidiary's total capital stock set forth in the Offering Memorandum, in each case, free and clear of any security interest, claim, lien, limitation on voting rights or encumbrance, equities and claims of restrictions on transferability of, or the payment to UIHNZ of dividends or distributions on such capital stock, except as set forth in the Offering Memorandum.

          (iv) To the knowledge of such counsel, other than as described in the Offering Memorandum, no legal, regulatory or governmental proceedings are pending to which any of the New Zealand Subsidiaries is a party or to which the assets of any of the New Zealand Subsidiaries are subject which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, and no such material proceedings have been threatened against the Company or any of the New Zealand Subsidiaries or with respect to any of their respective assets or properties.

          (v) To the knowledge of such counsel, none of the New Zealand Subsidiaries is in violation of its respective Organizational Documents or is in violation of the Telecommunications Act (New Zealand) or the Commerce Act or any other law, statute, rule, regulation, judgment or court decree applicable to any of the New Zealand Subsidiaries.

          (vi) To the knowledge of such counsel, each of the New Zealand Subsidiaries has (i) good and marketable title to all of the properties and assets described in the Offering Memorandum as owned by it, free and clear of all liens, charges, encumbrances and restrictions, except such as are described in the Offering Memorandum or as would not have a Material Adverse Effect and (ii) peaceful and undisturbed possession under all leases to which it is a party as lessee. To the knowledge of such counsel, none of the New Zealand Subsidiaries has violated any Environmental Laws, lacks any permits, licenses or other approvals required of them under applicable New Zealand Laws or is violating any terms and conditions of any such permit, license or approval, nor have any of the New Zealand Subsidiaries violated any federal, state, local or foreign law relating to discrimination in the hiring, promotion or pay of employees nor any applicable wage or hour laws, nor any provisions of any New Zealand employee benefit or retirement laws or the rules and regulations promulgated thereunder, nor have any of the New Zealand Subsidiaries engaged in any unfair labor practice, which in each case would result in a Material Adverse Effect.

          (vii) To the knowledge of such counsel, each of the New Zealand Subsidiaries has (i) obtained all consents, approvals, orders, certificates, licenses, permits, franchises and other authorizations (collectively, "Authorizations") of and from, and has made all declarations and filings with, all governmental and regulatory authorities, all self-regulatory organizations and all courts and other tribunals necessary to own, lease, license and use their respective properties and assets and to conduct their respective businesses in the manner described in the Offering Memorandum, except to the extent that the failure to so obtain or file, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect and (ii) no reason to believe that any governmental body or agency is considering limiting, suspending or revoking any such Authorization. All such Authorizations are valid and in full force and effect and the Company and its Subsidiaries are in compliance in all material respects with the terms and conditions of all such Authorizations and with the rules and regulations of the regulatory authorities having jurisdiction with respect thereto.

          (viii) To the knowledge of such counsel, upon consultation with United States counsel to the Company, there are no material franchises, contracts, indentures, mortgages, loan agreements, notes, agreements or other documents to which the Australian Subsidiaries are a party that are not described in the Offering Memorandum; and the descriptions of such documents thereto are correct and complete in all material respects.

          (ix) The statements in the Offering Memorandum under the headings "Risk Factors--Government Regulation; License Renewals" (fifth paragraph), "--Foreign Currency Exchange Rate and Conversion Risks" (penultimate sentence), "Regulation--New Zealand" and "Corporate Organizational Structure--Saturn," insofar as such statements constitute a summary of New Zealand statutes, rules, regulations or legal matters, provide a complete and correct summary of such statutes, rules, regulations or legal matters and the information with respect thereto required to be so disclosed (upon consultation with United States counsel to the Company).

     In rendering such opinion, such counsel may rely (A) as to matters involving the application of the federal laws of the United States and the State of Colorado, upon the opinion of Holme Roberts & Owen, LLP, United States counsel to the Company (which opinion shall be addressed to the Purchaser and shall be dated and furnished to the Purchaser at the Closing Time and shall be satisfactory in form and substance to counsel for the Purchaser) and (B) as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company and the Subsidiaries and public officials.

     (i)  [intentionally omitted]

     (j)  [intentionally omitted]

     (k) You shall have received an opinion, dated the Closing Date, of Skadden, Arps, Slate, Meagher & Flom ("SASM&F"), your United States counsel, in form and substance reasonably satisfactory to you, covering such matters as are customarily covered in such opinions.

     (l) At the time this Agreement is executed and delivered by the Company and on the Closing Date, you shall have received letters, substantially in the form previously approved by you, from Arthur Andersen LLP and Arthur Andersen, independent public accountants, with respect to the financial statements and certain financial information contained in the Offering Memorandum.

     (m) SASM&F shall have been furnished with such documents and opinions, in addition to those set forth above, as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in this Section 7 and in order to evidence the accuracy, completeness or satisfaction in all respects of any of the representations, warranties or conditions herein contained.

     (n) Prior to the Closing Date, the Company shall have furnished to you such further information, certificates and documents as you may reasonably request.

     (o) The Company and the Trustee shall have entered into the Indenture and you shall have received executed counterparts of such agreement.

     (p) The Company and the Purchaser shall have entered into the Registration Rights Agreement and you shall received counterparts, conformed as executed, thereof.

     All opinions, certificates, letters and other documents required by this
Section 7 to be delivered by the Company will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to you and your counsel. The Company will furnish the Purchaser with such conformed copies of such opinions, certificates, letters and other documents as they shall reasonably request.

     8.   [intentionally omitted]

     9. Effective Date of Agreement and Termination. This Agreement shall become effective upon the execution hereof. This Agreement may be terminated at any time on or prior to the Closing Date by you by notice to the Company if any of the following has occurred: (i) subsequent to the date information is provided in the Offering Memorandum, any Material Adverse Change which, in your judgment, materially impairs the investment quality of the Series C Notes, (ii) any outbreak or escalation of hostilities or other national or international calamity or crisis or material adverse change in the financial markets of the United States or elsewhere, or any other substantial national or international calamity or emergency if the effect of such outbreak, escalation, calamity, crisis, material adverse change or emergency would, in your judgment, make it impracticable or inadvisable to market any of the Series C Notes or to enforce contracts for the sale of any of the Series C Notes, (iii) any suspension or limitation of trading generally in securities on the New York Stock Exchange or in the over-the-counter markets or any setting of minimum prices for trading on such exchange or markets, (iv) any declaration of a general banking moratorium by either federal or New York authorities, (v) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs that in your judgment has a material adverse effect on the financial markets in the United States, and would, in your judgment, make it impracticable or inadvisable to market any of the Series C Notes or to enforce contracts for the sale of any of the Series C Notes, (vi) the enactment, publication, decree, or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which, in your judgment, would have a Material Adverse Effect, or (vii) any securities of the Company or any of its subsidiaries shall have been downgraded or placed on any "watch list" for possible downgrading by any nationally recognized statistical rating organization.

     The indemnities and contribution provisions and other agreements, representations and warranties of the Company, its officers and directors and of the Purchaser set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Series C Notes, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of either of the

Purchaser or by or on behalf of the Company, the officers or directors of the Company or controlling person of the Company, (ii) acceptance of the Series C Notes and payment for them hereunder and (iii) termination of this Agreement.

     If this Agreement shall be terminated by the Purchaser pursuant to clause
(i) or (vii) of the second paragraph of this Section 9 or because of the failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, the Company agrees to reimburse you for all out-of-pocket expenses (including the fees and disbursements of counsel) incurred by you. Notwithstanding any termination of this Agreement, the Company shall be liable for all expenses which it has agreed to pay pursuant to Section 4(f) hereof.

     Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Company, the Purchaser, any Indemnified Person referred to herein and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The terms "successors and assigns" shall not include a purchaser of any of the Series C Notes from any of the Purchaser merely because of such purchase.

     10. Miscellaneous. Notices given pursuant to any provision of this Agreement shall be addressed as follows: (a) if to the Company, UIH Australia/Pacific, Inc. at 4643 South Ulster Street, Suite 1300, Denver, Colorado 80237, Attention: Chief Executive Officer, with a copy to Holme Roberts & Owen LLP, 1700 Lincoln Street, Suite 4100, Denver, Colorado 80203,
Attention: Garth B. Jensen, Esq., and (b) if to the Purchaser, c/o Donaldson, Lufkin &

Jenrette Securities Corporation, 277 Park Avenue, New York, New York 10172,
Attention: Syndicate Department, with a copy to Skadden, Arps, Slate, Meagher & Flom, 300 South Grand Avenue, Suite 3400, Los Angeles, California 90071-3144,
Attention: Nicholas Saggesse, or in any case to such other address as the person to be notified may have requested in writing.

     This Agreement shall be governed and construed in accordance with the internal laws of the State of New York as applied to contracts made and to be performed in such state. This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

     Please confirm that the foregoing correctly sets forth the Agreement among the Company and the Purchaser.

                       Very truly yours,

                       UIH AUSTRALIA/PACIFIC, INC.



                       By: /s/ Michael T. Fries
                          -------------------------------
                          Name:  Michael T. Fries
                          Title:  Chief Executive Officer


Accepted and agreed to as of
the date first above written


DONALDSON, LUFKIN & JENRETTE
    SECURITIES CORPORATION


By: /s/ David Posnick
   ---------------------------------
  Name:   David Posnick
  Title:  Vice President

                                   SCHEDULE I


Subsidiaries
------------

Century United Programming Ventures Pty Limited

   XYZ Entertainment Pty Limited

UIH Austar, Inc.

   CTV Pty Limited

       Jacolyn Pty Limited
       Yanover Pty Limited
       Keansburg Pty Limited
       Orloff Pty Limited
       Maxi-Vu Pty Limited
       Palara Vale Pty Limited
       Auldana Beach Pty Limited
       Grovern Pty Limited
       Lystervale Pty Limited
       Minorite Pty Limited
       Vinatech Pty Limited
       Communications & Entertainment Australia Pty Limited
       Communications & Entertainment Services Pty Limited
       Communications & Entertainment Retail Pty Limited
       Ilona Investments Pty Limited

   STV Pty Limited

       Vermint Grove Pty Limited
       Kidillia Pty Limited
       Dovevale Pty Limited
       Carryton Pty Limited
       Xtek Bay Pty Limited
       Windytide Pty Limited
       Selectra Pty Limited
       Chippawa Pty Limited

UIH New Zealand Holdings, Inc.

   Saturn Communications Limited

UIH-SFCC II, Inc.

   UIH-SFCC Holdings, L.P.

       UIH-SFCC, L.P.

          Societe Francaise des Communications et du Cable S.A.

              Telefenua S.A.

United Wireless, Inc.

   United Wireless Pty Limited

UIH XYZ Holdings, Inc.

UIH AML, Inc.

UIH Australia/Pacific Finance, Inc.

Other Entities

The Company holds certain securities, as described in the Offering Memorandum, in the following entities, which entities are not "Subsidiaries" for purposes of this Agreement.

   Salstel Media Holdings Pty Limited

   Salstel Media Investments Pty Limited

   Australis Media Limited